UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2023

F.N.B. CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

001-31940				25-1255406
(Commission File Number)				(IRS Employer Identification No.)

One North Shore Center,	12 Federal Street,	Pittsburgh,	PA	15212
(Address of Principal Executive Offices)				(Zip Code)

(800) 555-5455

(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common Stock, par value $0.01 per share	FNB	New York Stock Exchange

Depositary Shares each representing 1/40th interest in a share of Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E	FNBPrE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the F.N.B. Corporation Annual Meeting held on May 10, 2023, shareholders voted on the matters set forth below.

Proposal 1 - Election of Directors

Our eleven director nominees proposed by the Board of Directors were elected to serve until the 2024 Annual Meeting by the following vote of common shareholders:

Director Nominee	For	%	Withhold	%	Broker Non-Votes
Pamela A. Bena	263,414,700	92.57%	21,127,663	7.43%	35,227,668
William B. Campbell	245,342,858	86.22%	39,199,505	13.78%	35,227,668
James D. Chiafullo	246,867,270	86.76%	37,675,093	13.24%	35,227,668
Vincent J. Delie, Jr.	274,919,855	96.62%	9,622,508	3.38%	35,227,668
Mary Jo Dively	282,255,094	99.20%	2,287,269	0.80%	35,227,668
David J. Malone	259,716,495	91.28%	24,825,868	8.72%	35,227,668
Frank C. Mencini	264,008,589	92.78%	20,533,774	7.22%	35,227,668
David L. Motley	279,581,094	98.26%	4,961,269	1.74%	35,227,668
Heidi A. Nicholas	282,260,502	99.20%	2,281,861	0.80%	35,227,668
John S. Stanik	281,410,507	98.90%	3,131,856	1.10%	35,227,668
William J. Strimbu	247,234,901	86.89%	37,307,462	13.11%	35,227,668

Proposal 2 - Adoption of Advisory Resolution on Executive Compensation

The advisory resolution to approve the 2022 compensation of our named executive officers was approved by the following vote of common shareholders:

For	%	Against	%	Abstain	Broker Non-Votes
267,180,717	94.37%	15,938,833	5.63%	1,422,813	35,227,668

Proposal 3 - Adoption of Advisory Approval on the Frequency of Future Advisory Votes on Executive Compensation

The advisory approval on the frequency of future advisory votes on executive compensation was approved by the following vote of common shareholders:

One Year	%	Two Years	%	Three Years	%	Abstain	Broker Non-Votes
261,782,190	92.23%	721,427	0.25%	21,340,082	7.52%	698,664	35,227,668

The F.N.B. Corporation Board of Directors has decided that we will hold an annual advisory vote on the compensation of named executive officers and determined that the shareholder vote on the frequency of such advisory vote occur every six (6) years.

Proposal 4 - Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm

The ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023 was approved by the following vote of common shareholders:

For	%	Against	%	Abstain	Broker Non-Votes
314,051,109	98.37%	5,201,920	1.63%	517,002	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION
(Registrant)

By:	/s/ Vincent J. Calabrese, Jr.
Name:	Vincent J. Calabrese, Jr.
Title:	Chief Financial Officer

Dated: May 15, 2023